SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 25, 2003
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                               KOGER EQUITY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
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                 (State or Other Jurisdiction of Incorporation)


         1-9997                                       59-2898045
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  (Commission File Number)                 (IRS Employer Identification No.)


      225 NE MIZNER BOULEVARD, SUITE 200
      BOCA RATON, FLORIDA                                      33432
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 (Address of Principal Executive Offices)                    (Zip Code)



                                (561) 395-9666
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              (Registrant's Telephone Number, Including Area Code)



                                        NA
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          (Former Name or Former Address, if Changed Since Last Reports)

Item 5.  Other Events.

Koger Equity, Inc. announced the appointment of Steven A. Abney as Chief Accounting Officer assuming all financial and accounting duties previously performed by Robert E. Onisko who resigned as Vice President and Chief Financial Officer of the Company, as more particularly described in its News Release, dated June 25, 2003, a copy of which is attached hereto as Exhibit 99 and by this reference made a part hereof.

For more information on Koger Equity, Inc., contact the company at 800-850-2037 or visit its Web site at www.koger.com.



Item 7.   Financial Statements and Exhibits.

(c)      Exhibits

         Exhibit
         Number     Description of Exhibit
         -------    ----------------------
          99        Koger Equity, Inc. News Release, dated June 25, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                            KOGER EQUITY, INC.




           Dated:  June 25, 2003            By:      /S/ Thomas J. Crocker
                                                 -------------------------------
                                                         Thomas J. Crocker
                                            Title:       Chief Executive Officer

                                                             EXHIBIT INDEX

The following designated exhibit is filed herewith:


               Exhibit
               Number     Description of Exhibit
               -------    ----------------------
                 99       Koger Equity, Inc. News Release, dated June 25, 2003.